UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021 (December 28, 2021)

Stone Point Credit Corporation
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01375	85-3149929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Horseneck Lane
Greenwich, Connecticut 06830
(Address of Principal Executive Offices, Zip Code)

(203) 862-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.
On December 28, 2021, Stone Point Credit Corporation (the “Company”) executed an amendment (the “First Amendment”) to its revolving credit agreement (as amended, the “Revolving Credit Agreement”), by and among, inter alios, the Company, as the initial borrower, the lenders from time to time party thereto (collectively, the “Lenders”) and Capital One, National Association, as the administrative agent, sole lead arranger and a Lender.
The First Amendment (i) extends the scheduled maturity date of the loans under the Revolving Credit Agreement from December 29, 2021 to December 28, 2022 in accordance with the maturity extension feature in the Revolving Credit Agreement that allows the Company, under certain circumstances, to extend the scheduled maturity date for one additional term, not to exceed 364 days and (ii) makes certain changes to the Revolving Credit Agreement relating to the transition of the benchmark interest rate from LIBOR to a SOFR-based rate. The other material terms of the Revolving Credit Agreement were unchanged.
The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1* First Amendment to the Revolving Credit Agreement between Stone Point Credit Corporation, as the Initial Borrower, and Capital One, National Association, as the Administrative Agent, Sole Lead Arranger and a Lender, dated December 28, 2021.
* Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(vi) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stone Point Credit Corporation

Dated: December 30, 2021	By:	/s/ Gene Basov
	Name:	Gene Basov
	Title:	Chief Financial Officer